UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

October 19, 2026
Date of Report (date of earliest event reported)

CARMAX, INC.
(Exact name of registrant as specified in its charter)

Virginia		1-31420	54-1821055
(State or other jurisdiction of incorporation)		(Commission File Number)	(I.R.S. Employer Identification No.)

12800 Tuckahoe Creek Parkway			23238
Richmond,	Virginia
(Address of Principal Executive Offices)			(Zip Code)
(804) 747-0422
Registrant's telephone number, including area code

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	KMX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On October 19, 2026, CarMax, Inc. (the “Company”) appointed Darren W. Woodell as Vice President, Controller and Chief Accounting Officer, and principal accounting officer of the Company, effective November 11, 2026. Mr. Woodell will assume the responsibilities of principal accounting officer from Enrique N. Mayor-Mora, who will continue in his role as the Company’s Executive Vice President and Chief Financial Officer.

Mr. Woodell, 50, has been Vice President and Controller (Principal Accounting Officer) of Genworth Financial, Inc. (“Genworth”), since February 2024. Prior to that, he served in various positions at Genworth since 2010, including Assistant Controller from April 2022 to December 2023 and Director of Financial Reporting from January 2017 to March 2022. Prior to joining Genworth, Mr. Woodell worked at Lumber Liquidators, Inc. as Assistant Controller and in Ernst & Young, LLC’s assurance practice. Mr. Woodell is a licensed Certified Public Accountant in Virginia and Florida.

In connection with his appointment, and pursuant to his offer letter, Mr. Woodell will receive an annual base salary of $385,000 and a corporate bonus paid out in May 2027 of $175,000; be eligible in future years for a target annual incentive bonus equal to 50% of his base salary under the Company’s Annual Performance-Based Bonus Plan; be eligible to participate in the Company’s stock incentive program; enter into a severance agreement on terms substantially the same as similarly situated executives; receive a sign-on bonus of $100,000; and receive stock-settled restricted stock units valued at $330,000, which will vest on the third anniversary of the grant date.

There are no arrangements or understandings between Mr. Woodell and any other persons pursuant to which he was selected as an officer or as the principal accounting officer of the Company, he has no family relationships with any of the Company’s directors or executive officers, and he has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARMAX, INC.
(Registrant)

Dated: October 19, 2026	By: /s/ John M. Stuckey, III
John M. Stuckey, III
Senior Vice President, General Counsel
and Corporate Secretary